SUPPLEMENT TO THE
FIDELITY(registered trademark) DISCIPLINED EQUITY FUND,
FIDELITY STOCK SELECTOR, FIDELITY SMALL CAP SELECTOR, AND
FIDELITY TECHNOQUANT(registered trademark) GROWTH FUND
DECEMBER 27, 1999 PROSPECTUS

   On January 20, 2000, the Board of Trustees of Fidelity TechnoQuant Growth Fund authorized elimination of the fund's 3.00% front-end sales charge. Beginning January 31, 2000, purchases of shares of the fund will not be subject to a sales charge.

   In addition, on January 20, 2000, the Board of Trustees of Fidelity TechnoQuant Growth Fund authorized the reduction of the fund's redemption fee period from 90 days to 30 days. Redemptions after January 31, 2000 of shares held less than 30 days will be subject to a redemption fee of 0.75% of the amount redeemed.

SHAREHOLDER MEETING. On or about March 15, 2000, a meeting of the shareholders of Fidelity Disciplined Equity Fund, Fidelity Stock Selector, Fidelity Small Cap Selector, and Fidelity TechnoQuant Growth Fund will be held to approve various proposals, including modifications to each fund's management contract. Shareholders of record on January 18, 2000 are entitled to vote at the meeting. Included in the modifications are proposals to revise the management fee calculation for each fund to provide for lower fees when FMR's assets under management exceed a certain level, to revise the performance adjustment calculation for Fidelity Disciplined Equity Fund and Fidelity Stock Selector by rounding the investment performance of both the fund and the comparative index to the nearest 0.01%, rather than the nearest 1.00%, and to allow FMR and the trust, on behalf of Fidelity Disciplined Equity Fund, Fidelity Stock Selector and Fidelity TechnoQuant Growth Fund, to modify each fund's management contract subject to the requirements of the Investment Company Act of 1940.

For more detailed information concerning the proposals under consideration, please contact Fidelity at 1-800-544-6666 to request a free copy of the proxy statement.

   The following information replaces the paragraph under the heading "Average Annual Returns" found in the "Performance" section on page 8.

   The returns in the following table include the effect of TechnoQuant Growth's 3.00% maximum applicable front-end sales charge, which has been eliminated effective January 31, 2000.

   The following information replaces similar information found in the "Fee Table" section on page 9.

   SHAREHOLDER FEES     (PAID BY THE INVESTOR DIRECTLY)

Sales charge (load) on         None
purchases and reinvested
distributions

Deferred sales charge (load)   None
on redemptions

Redemption fee on shares held
less than 90 days (as a % of
amount redeemed)

for Small Cap Selector only    1.50%

Redemption fee on shares held
less than 30 days (as a % of
amount redeemed)

for TechnoQuant Growth only    0.75%

Annual account maintenance     $12.00
fee (for accounts under
$2,500)

   The following information replaces similar information found in the "Fee Table" section on page 11.

TECHNOQUANT GROWTH  1 year    $ 91

                    3 years   $ 284

                    5 years   $ 493

                    10 years  $ 1,096

   The following information replaces the first four paragraphs under the heading "Buying Shares" found in the "Buying and Selling Shares" section on page 17.

   The price to buy one share of each fund is the fund's NAV. Each fund's shares are sold without a sales charge.

   Your shares will be bought at the next NAV calculated after your investment is received in proper form.

   The following information replaces the second paragraph under the heading "Selling Shares" found in the "Buying & Selling Shares" section on page 19.

   Small Cap Selector and TechnoQuant Growth will deduct a short-term trading fee of 1.50% and 0.75%, respectively, from the redemption amount if you sell your shares after holding them less than 90 days and less than 30 days, respectively. This fee is paid to the fund rather than Fidelity, and is designed to offset the brokerage commissions, market impact, and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading.

The following information replaces similar information under the
heading    "Features"     found in the "Account Features and Policies"
section    beginning     on page 23.

PERSONAL WITHDRAWAL SERVICE
TO SET UP PERIODIC
REDEMPTIONS FROM YOUR
ACCOUNT TO YOU OR TO YOUR
BANK ACCOUNT.

FREQUENCY                    PROCEDURES

Monthly                      (small solid bullet) To set
                             up, call 1-800-544-6666.

                             (small solid bullet) To make
                             changes, call Fidelity at
                             1-800-544-6666 at least
                             three business days prior to
                             your next scheduled
                             withdrawal date.

   The following information replaces similar information under the heading "Policies" found in the "Account Features and Policies" section on page 26.

   Fidelity may deduct an     ANNUAL MAINTENANCE FEE    of $12.00 from
accounts with a value of less than $2,500, subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets with Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating accounts with Fidelity maintained by Fidelity Service Company, Inc. or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.

   The following information replaces the "Fund Distribution" section beginning on page 30 in its entirety.

   FDC distributes each fund's shares.

   Each of Disciplined Equity, Stock Selector, and Small Cap Selector has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. FMR, directly or through FDC, may pay intermediaries, such as banks, broker-dealers and other service-providers, that provide those services. Currently, the Board of Trustees of each fund has authorized such payments.

   To receive payments made pursuant to a Distribution and Service Plan, intermediaries must sign the appropriate agreement with FDC in advance.

   FMR may allocate brokerage transactions in a manner that takes into account the sale of shares of a fund, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.

   No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related statement of additional information (SAI), in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or FDC. This prospectus and the related SAI do not constitute an offer by the funds or by FDC to sell shares of the funds to or to buy shares of the funds from any person to whom it is unlawful to make such offer.

SUPPLEMENT TO THE
FIDELITY DISCIPLINED EQUITY FUND
FIDELITY STOCK SELECTOR
FIDELITY TECHNOQUANT(registered trademark) GROWTH FUND
FIDELITY SMALL CAP SELECTOR

DECEMBER 27, 1999
STATEMENT OF ADDITIONAL INFORMATION

       ON JANUARY 20, 2000, THE BOARD OF TRUSTEES OF FIDELITY
TECHNOQUANT GROWTH FUND AUTHORIZED ELIMINATION OF THE FUND'S 3.00% FRONT-END SALES CHARGE. BEGINNING JANUARY 31, 2000, PURCHASES OF
SHARES OF THE FUND WILL NOT BE SUBJECT TO A SALES CHARGE.

       IN ADDITION, ON JANUARY 20, 2000, THE BOARD OF TRUSTEES OF FIDELITY TECHNOQUANT GROWTH FUND AUTHORIZED THE REDUCTION OF THE FUND'S REDEMPTION FEE PERIOD FROM 90 DAYS TO 30 DAYS. REDEMPTIONS AFTER JANUARY 31, 2000 OF SHARES HELD LESS THAN 30 DAYS WILL BE SUBJECT TO A REDEMPTION FEE OF 0.75% OF THE AMOUNT REDEEMED.

   THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "PERFORMANCE" SECTION ON PAGE 18.

   In addition to average annual returns, a fund may quote unaveraged or cumulative returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to return. Returns may be quoted on a before-tax or after-tax basis. Returns may or may not include the effect of a fund's short-term trading fee or the effect of a fund's small account fee. Excluding a fund's short-term trading fee or small account fee from a return calculation produces a higher return figure. Returns and other performance information may be quoted numerically or in a table, graph, or similar illustration.

   THE FOLLOWING INFORMATION REPLACES THE FIRST PARAGRAPH FOLLOWING THE HEADING "HISTORICAL FUND RESULTS" FOUND IN THE "PERFORMANCE"
SECTION ON PAGE 18.

   TechnoQuant Growth had a maximum front-end sales charge of 3.00% (eliminated effective January 31, 2000) which is included in the average annual and cumulative returns.

   For TechnoQuant Growth, returns do not include the effect of the fund's 0.75% short-term trading fee, applicable to shares held less than 90 days that were redeemed on or before January 31, 2000.

   For Small Cap Selector, returns do not include the effect of the fund's 1.50% short-term trading fee, applicable to shares held less than 90 days.

   THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "PERFORMANCE" SECTION ON PAGE 21.

   During the period from November 12, 1996 (commencement of operations) to October 31, 1999, a hypothetical $10,000 investment in TechnoQuant Growth would have grown to $15,962, including the effect of the fund's maximum sales charge, which was eliminated effective January 31, 2000.

   THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "PERFORMANCE" SECTION ON PAGE 21.

   Explanatory Notes: With an initial investment of $10,000 in TechnoQuant Growth on November 12, 1996, assuming the maximum sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $10,857. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $19 for dividends and $825 for capital gain distributions. The figures in the table do not include the effect of the fund's 0.75% short-term trading fee applicable to shares held less than 90 days that were redeemed on or before January 31, 2000.

   THE FOLLOWING INFORMATION REPLACES THE "ADDITIONAL PURCHASE,
EXCHANGE AND REDEMPTION INFORMATION" SECTION BEGINNING ON PAGE 22 IN
ITS ENTIRETY.

   A fund may make redemption payments in whole or in part in readily marketable securities or other property, valued for this purpose as they are valued in computing each fund's NAV, if FMR determines it is in the best interest of the fund. Shareholders that receive securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.

THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION BEGINNING ON PAGE 24.

   ROBERT A. DWIGHT (41),Treasurer (2000), is Treasurer of the Fidelity funds and is an employee of FMR. Prior to becoming Treasurer of the Fidelity funds, he served as President of Fidelity Accounting and Custody Services (FACS). Before joining Fidelity, Mr. Dwight was Senior Vice President of fund accounting operations for The Boston Company.

MARIA F. DWYER (41), Deputy Treasurer (2000), is Deputy Treasurer of the Fidelity funds and is a Vice President (1999) and an employee
(1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

THE FOLLOWING INFORMATION HAS BEEN REMOVED FROM THE "TRUSTEES AND
OFFICERS" SECTION BEGINNING ON PAGE 24.

E. BRADLEY JONES (71), Trustee. Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (automotive, space, defense, and information technology), CSX Corporation (freight transportation), Birmingham Steel Corporation (producer of steel and steel products), and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc. (1985-1995), and Cleveland-Cliffs Inc (mining, 1985-1997), and as a Trustee of First Union Real Estate Investments (1986-1997). In addition, he serves as a Trustee of the Cleveland Clinic Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and President, a Trustee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.

   RICHARD A. SILVER (52), Treasurer (1997), is Treasurer of the Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).

THE FOLLOWING INFORMATION REPLACES THE SIMILAR INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION BEGINNING ON PAGE 24.

NED C. LAUTENBACH (55), Trustee (2000), has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Mr. Lautenbach was Senior Vice President of IBM Corporation from 1992 until his retirement in July 1998. From 1993 to 1995 he was Chairman of IBM World Trade Corporation. He also was a member of IBM's Corporate Executive Committee from 1994 to July 1998. He is a Director of PPG Industries Inc. (glass, coating and chemical manufacturer), Dynatech Corporation (global communications equipment), Eaton Corporation (global manufacturer of highly engineered products) and ChoicePoint Inc. (data identification, retrieval, storage, and analysis).

THE FOLLOWING INFORMATION REPLACES THE COMPENSATION TABLE FOUND IN THE "TRUSTEES AND OFFICERS" SECTION BEGINNING ON PAGE 24.

   The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his or her services for the fiscal year ended October 31, 1999, or calendar year ended December 31, 1998, as applicable.

COMPENSATION TABLE

AGGREGATE COMPENSATION
FROM A                    Edward C. Johnson 3d**  J. Gary  Burkhead**  Ralph F. Cox  Phyllis Burke Davis  Robert  M. Gates
FUND

Disciplined EquityB,C,D        $ 0                     $ 0                  $ 925         $ 887                $ 919

Stock SelectorB                $ 0                     $ 0                  $ 496         $ 476                $ 492

Small Cap SelectorB            $ 0                     $ 0                  $ 186         $ 179                $ 185

TechnoQuant GrowthB            $ 0                     $ 0                  $ 15          $ 14                 $ 15

TOTAL COMPENSATION FROM THE    $ 0                     $ 0                  $223,500      $220,500             $223,500
FUND COMPLEX*,A



COMPENSATION TABLE

AGGREGATE COMPENSATION
FROM A                     E. Bradley Jones ****  Donald J. Kirk  Ned C. Lautenbach***  Peter S. Lynch**  William O. McCoy
FUND

Disciplined EquityB,C,D        $ 919                  $ 912           $ 76                  $ 0               $ 919

Stock SelectorB                $ 492                  $ 489           $ 38                  $ 0               $ 492

Small Cap SelectorB            $ 185                  $ 183           $ 13                  $ 0               $ 185

TechnoQuant GrowthB            $ 15                   $ 15            $ 1                   $ 0               $ 15

TOTAL COMPENSATION FROM THE    $222,000               $226,500        $ 0                   $ 0               $223,500
FUND COMPLEX*,A



COMPENSATION TABLE

AGGREGATE COMPENSATION FROM A  Gerald C. McDonough  Marvin L. Mann  Robert C. Pozen**  Thomas R. Williams
FUND

Disciplined EquityB,C,D        $ 1136               $ 919           $ 0                $ 900

Stock SelectorB                $ 609                $ 492           $ 0                $ 483

Small Cap SelectorB            $ 228                $ 185           $ 0                $ 181

TechnoQuant GrowthB            $ 18                 $ 15            $ 0                $ 15

TOTAL COMPENSATION FROM THE    $273,500             $220,500        $ 0                $223,500
FUND COMPLEX*,A


* Information is for the calendar year ended December 31, 1998 for 237 funds in the complex.

** Interested Trustees of the funds and Mr. Burkhead are compensated by FMR.

*** During the period from October 14, 1999 through December 31, 1999, Mr. Lautenbach served as a Member of the Advisory Board. Effective January 1, 2000, Mr. Lautenbach serves as a Member of the Board of Trustees.

**** Mr. Jones served on the Board of Trustees through December 31,
1999.

A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1998, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $75,000; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $55,039; Marvin L. Mann, $55,039; Thomas R. Williams, $63,433; and William O. McCoy, $55,039.

B Compensation figures include cash, and may include amounts required to be deferred and amounts deferred at the election of Trustees.

C The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $428; Phyllis Burke Davis, $428; Robert M. Gates, $428; E. Bradley Jones, $428; Donald J. Kirk, $428; William O. McCoy, $428; Gerald C. McDonough, $499; Marvin L. Mann, $428; and Thomas R. Williams, $428.

D Certain of the non-interested Trustees' aggregate compensation from a fund includes accrued voluntary deferred compensation as follows:
Ralph F. Cox, $358; Marvin L. Mann, $61; William O. McCoy, $358;
Thomas R. Williams, $358.

   THE FOLLOWING INFORMATION REPLACES THE SIMILAR INFORMATION FOUND IN THE "DISTRIBUTION SERVICES" SECTION BEGINNING ON PAGE 30.

   Each fund has entered into a distribution agreement with FDC, an affiliate of FMR. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.